SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 7
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                 AIM FUNDS GROUP

          This Amendment No. 7 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Funds Group to AIM Funds Group (Invesco Funds Group); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                           NEW NAME
------------                           --------
AIM Basic Balanced Fund                Invesco Basic Balanced Fund
AIM European Small Company Fund        Invesco European Small Company Fund
AIM Global Core Equity Fund            Invesco Global Core Equity Fund
AIM International Small Company Fund   Invesco International Small Company Fund
AIM Mid Cap Basic Value Fund           Invesco Mid Cap Basic Value Fund
AIM Select Equity Fund                 Invesco Select Equity Fund
AIM Small Cap Equity Fund              Invesco Small Cap Equity Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Funds Group are hereby changed to AIM Funds Group (Invesco Funds Group).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                        By: /s/ John M. Zerr
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  ---------------------------
Invesco Basic Balanced Fund                Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares
                                           Investor Class Shares
Invesco European Small Company Fund        Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares
Invesco Global Core Equity Fund            Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares
Invesco International Small Company Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares
Invesco Mid Cap Basic Value Fund           Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares
Invesco Select Equity Fund                 Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares
Invesco Small Cap Equity Fund              Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares"